UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 27, 2005

SNB BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

TEXAS	000-50904	76-0472829
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14060 Southwest Freeway, Sugar Land, Texas 77478
(Address of principal executive offices and Zip Code)

Registrant’s telephone number including area code:	(281) 269-7200

(Former name or former address, if changed since last report):	Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On October 27, 2005, SNB Bancshares, Inc. publicly disseminated a news release announcing its financial results for the second quarter ending September 30, 2005.  A copy of the news release is attached as Exhibit 99.1 and incorporated herein by reference.

As provided in General Instruction B.2 to Form 8-K, the information furnished in Item 2.02 and Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act'), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

	Exhibit No.	Description

	99.1	News Release issued by SNB Bancshares, Inc. dated October 27, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SNB BANCSHARES, INC.

Date: October 27, 2005	By:	/s/ R. Darrell Brewer
R. Darrell Brewer
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	News Release issued by SNB Bancshares, Inc. dated October 27, 2005